UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)     November 17, 2004
                                                        ------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

          1-12451                                       11-2636089
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  (Commission File Number)                   (IRS Employer Identification No.)


                 1850 McDonald Avenue, Brooklyn, New York 11223
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              (Address of Principal Executive Offices) (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 19, 2004 New York Healthcare, Inc. (the "Company") entered into a Placement Agent Agreement (the "Placement Agent Agreement") with an investment banking firm (the "Placement Agent") in connection with the Placement Agent acting as placement agent for the Company's previously announced offering (the "Offering") of a minimum aggregate of $4,000,000 and a maximum aggregate of $6,000,000, of shares of its unregistered common stock, $0.01 par value ("Common Stock") and associated warrants to persons who qualify as "accredited investors" as defined in the rules under the Securities Act of 1933, as amended, (the "Securities Act") pursuant to the terms of a Confidential Private Placement Memorandum.

     The Offering will currently expire on December 31, 2004, unless the Offering is further extended. The compensation to be paid by the Company to the Placement Agent for acting as placement agent for the Offering is set forth in the Placement Agent Agreement, a copy of which is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

     The Common Stock and Warrants, and the Common Stock underlying the Warrants offered have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

     On November 17, 2004 the Board of Directors of the Company amended the following sections of the Company's By-Laws:

          i) Article II, Section 2 was amended to provide that the annual meeting of the shareholders of the Company, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such time and on such date as the board of directors may select. If the day fixed for the meeting shall be a legal holiday, such meeting shall be held on the next succeeding full business day. The board of directors may postpone and reschedule any previously scheduled annual meeting of shareholders.

          ii) Article II, Section 4 was amended to provide that notice of the time and place of holding each annual meeting of shareholders shall be served either personally or by mail upon each shareholder of record of the Company entitled to vote at such meeting between ten (10) and sixty (60) days before the date fixed for such meeting. If mailed, such notice shall be directed, except as otherwise provided by law, to each shareholder at the shareholder's post office address as it appears on the stock books of the Company.

     The prior by-laws provisions provided for a set date for the annual meeting of shareholders of the Company and provided for a record date that was between ten (10) and fifty (50) days before the date fixed for such a meeting.

Item 8.01. Other Events.

     The Company's directors have adopted the following procedures for shareholders of the Company who wish to nominate persons for election of directors of the Company at a meeting of shareholders at which directors are to be elected:

     The shareholders must submit their recommendations in writing to the Company's Corporate Governance/Nominating Committee, c/o Corporate Secretary, New York Health Care, Inc., at the Company's executive offices (currently located at 1850 McDonald Avenue, Brooklyn, New York 11223) within the time period specified below;

     The Company's Corporate Governance/Nominating Committee will consider nominees recommended by the Company's shareholders provided that the recommendation contains sufficient information for the Corporate
Governance/Nominating Committee to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. Each recommendation for nomination is required to set forth:

               - the name and address of the shareholder making the nomination and the person or persons nominated;

               - a representation that the shareholder is a holder of record of capital stock of the Company entitled to vote at such a meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

               - a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder;

               - such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and

               - the consent of each nominee to serve as a director of the Company if so elected and it must also include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200 and under similar rules of the American Stock Exchange or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements or is not submitted within the time period specified below will not be considered.

               A shareholder wishing to nominate a candidate for election to the Board at a meeting of shareholders at which directors are to be elected is required to give the written notice containing the required information specified above addressed to the Corporate Governance/Nominating Committee so that it is received by the Company's Secretary no later than (i) the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, 30 days prior to the printing of the Company's proxy materials with respect to such meeting or if no proxy materials are being distributed to shareholders, at least the close of business on the fifth day following the date on which notice of such meeting is first given to shareholders

Item 9.01 Financial Statements and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

          10.1 Placement Agent Agreement dated November 19, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NEW YORK HEALTH CARE, INC.
                                         (Registrant)


                                         By: /s/ Jerry Braun
                                            ------------------------------------
                                           Jerry Braun
                                           President and Chief Executive Officer


Date: November 23, 2004


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